Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 — phone 508-460-2401 — fax	commonwealthannuity.com * 800.533.7881

SEMI-ANNUAL REPORT — 6/30/2014

FOR CONTRACT HOLDERS OF:  COMMONWEALTH ANNUITY ESTATE OPTIMIZER

September 30, 2014

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.

Washington, DC 20549

Subj:	VEL ACCOUNT III 1940 Act Registration Number: 811-8857 1933 Act Registration Numbers: 333-58385 CIK: 0001040492 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), VEL Account III, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Services Shares)	1046292	August 26, 2014
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	August 25, 2014
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	August 21, 2014
Delaware VIP Trust (Standard Class)	814230	September 8, 2014
Fidelity Variable Insurance Products Fund (Initial Class)	356494	August 22, 2014
Fidelity Variable Insurance Products Fund V (Initial Class)	823535	August 22, 2014
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	September 5, 2014
Janus Aspen Series (Service Shares)	906185	August 29, 2014
T. Rowe Price International Series, Inc.	918292	August 20, 2014

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Sheila B. St. Hilaire

Sheila B. St. Hilaire
Vice President, Assistant General Counsel
and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772